Stock-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation

9. Stock-Based Compensation

Prior to the Merger, the Company issued profits interests and used an option pricing model to value the profits interests granted. The assumptions used to value profits interests granted during the six months ended June 30, 2020 and 2019 are as follows:

	June 30, 2020	June 30, 2019
Expected term (in years)	6.0	6.0
Risk-free rate	0.36%	2.43%
Expected volatility	140.45%	72.02%
Expected dividend yield	0%	0%

Compass LLC unit-based awards granted to employees and non-employees were accounted for as unit-based compensation expense at fair value. The estimated fair value of the unit-based award was measured on the date of grant. The fair value of the underlying units based on input from Compass LLC management and approved by the Compass LLC Board, which utilized the Compass LLC enterprise value determined utilizing various methods including the back-solve method, the option-pricing method (“OPM”) or a hybrid of the probability-weighted expected return method (“PWERM”) and the OPM. The total enterprise value is then allocated to the various outstanding equity instruments, including the unit-based awards, utilizing the option-pricing model.

The fair value of each Compass LLC unit was estimated on the date of grant using the Black-Scholes option-pricing model, which required inputs based on certain subjective assumptions, including the expected unit price volatility, the expected term of the unit, the risk-free interest rate for a period that approximates the expected term of the units and Compass LLC’s expected dividend yield. The fair value of each restricted equity award is estimated on the date of grant based on the fair value of the Compass LLC’s common units on that same date. As there was no public market for its common units, Compass LLC determined the volatility for awards granted based on an analysis of reported data for a group of guideline companies that issued options with substantially similar terms. The expected volatility has been determined using a weighted-average of the historical volatility measures of this group of guideline companies. The Company expects to continue to do so until such time as it has adequate historical data regarding the volatility of its own traded common stock. The expected term of the Compass LLC’s units granted to employees had been determined utilizing the “simplified” method for awards that qualified as “plain-vanilla” awards. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Compass LLC had not paid cash dividends on its common units; therefore, the expected dividend yield was assumed to be zero.

Following the closing of the Merger, the fair value of the Company’s awards for common stock to which market value is of the Company’s common stock must be determined, will be based on the closing price of the Company’s common stock as reported on the date of the grant.

The weighted-average grant-date fair value for profits interests granted was $0.23 per unit during the six months ended June 30, 2020. Compensation expense from profits interests for the three months ended June 30, 2020 and 2019 was $0.2 million and $0.2 million, respectively, and $0.4 million and $0.4 million for the six months ended June 30, 2020 and 2019, respectively.

Upon consummation of the Merger, all outstanding vested profits interests units were converted into shares of the Company’s common stock. Unvested profits interests units were converted into restricted shares of the Company’s common stock and will continue to vest under the same terms as the original profits interests.

A summary of the Company’s unvested restricted stock activity and related information during the six months ended June 30, 2020 is as follows:

Weighted Average Grant Date Fair Value
Nonvested, January 1, 2020	2,038,955	2.04
Granted	879	2.34
Vested	(150,379)	0.57
Forfeited or canceled	(634,491)	1.83

Nonvested, June 30, 2020	1,254,965	2.33

The Company has recognized the following compensation cost related to employee and non-employee stock-based compensation activities (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Research and development	$31	$61	$112	$175
General and administrative	152	124	318	265

Total	$183	$185	$430	$440

As of June 30, 2020, remaining unrecognized compensation cost related to unvested restricted stock awards to be recognized in future periods totaled $2.0 million, which is expected to be recognized over a weighted-average period of 1.86 years.

In June 2020, the Company adopted the 2020 Stock Option and Incentive Plan (“2020 Plan”). The 2020 Plan allows for 2,930,836 shares of the Company’s common stock and will automatically increase each January 1, beginning on January 1, 2021, by the lesser of (i) 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (ii) such number of shares as determined by the plan administrator no later than the immediately preceding December 31. No awards have been issued or are outstanding under the 2020 Plan as of June 30, 2020.

9. Common Units, Warrants and Unit Incentive Plans

Upon formation of the Company, a capital account was established for each member. The capital account of each member is adjusted for the cash and property contributed by or distributed to each member, the amount of net profits or loss allocated to the member, and other adjustments. Net profit or loss is allocated to the members in proportion to their respective member interests in the Company.

In connection with prior financing transactions the Company issued warrants to purchase common units. A summary of the outstanding warrants at both December 31, 2019 and March 31, 2020 is as follows:

Date Granted	Number	Exercise Price	Expiration Date
6/17/2015	5,267,959	$2.8474	7/17/2022
12/7/2015	5,267,959	$2.8474	7/17/2022
9/7/2016	5,268,035	$2.8474	7/17/2022
7/11/2017	5,268,034	$2.8474	7/17/2022

The Company established two classes of its common units, one designated as Class A common units, each of which entitled its holder to one vote per unit; and the second designated as Class B common units, each of which entitled its holder to one vote per unit. In June 2018, the Board authorized the issuance of Class C common units and the Company redesignated Class B common units as Class A common units. As of December 31, 2018, Class A and Class C common units were the only classes of common units, each of which entitled its holder to one vote per unit. Due to employee terminations and resignations, 10,588,659 and 1,186,127 of Class A common units were forfeited during the years ended December 31, 2019 and 2018, respectively. The Company’s outstanding common units have been issued from the incentive pool and the founders pool. In June 2018, the founders pool was dissolved. Certain incentive units available for issuance under the founder’s pool were distributed to the holders of the Series A-3 and the Series A-4, as Class C common units. The remainder of the units available for issuance were redesignated as units available for issuance under the incentive pool as Class A common units. Common units in the incentive pool may be issued by the Board to employees, directors of, and consultants or advisors to the Company.

The Class C common units, issued to Series A-3, Series A-4 and Series A-5 holders, as well as the Class A common units issued or issuable under the incentive pool include incentive units (as defined in the restated operating agreement), are intended to constitute “profits interests” for tax purposes. Profits interest units are recorded as issued and outstanding common units when granted. Standard vesting for profits interests provide for 25% of units to vest after one year with the remaining vesting monthly thereafter over 36 months. As approved by the Board, some grants may have different vesting provisions. Class C common units were vested in full upon grant.

Unvested profits interests unit’s activity for the year ended December 31, 2019 and 2018, was as follows:

	Number of Nonvested Profits Interests	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2018	9,765,439	0.08
Granted	16,143,382	0.22
Vested	(4,790,327)	0.07
Forfeited	(1,186,217)	0.12

Outstanding at December 31, 2018	19,932,277	0.19

Granted	19,643,100	0.16
Vested	(7,044,620)	0.14
Forfeited	(10,588,658)	0.21

Outstanding at December 31, 2019	21,942,099	0.18

Expected to vest at December 31, 2018	19,932,277

Expected to vest at December 31, 2019	21,942,099

In connection with the issuance of any profits interests, the Board will determine and set a threshold dollar amount with respect to the units, or the strike price. The strike price is determined and set as the fair value of the underlying common units on the date of the grant.

The Company uses an option pricing model to value profit interests. The assumptions used to value profits interests granted during the years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Expected term (in years)	6.0	6.0
Risk-free rate	1.74%	2.51%
Expected volatility	72.75%	60.28%
Expected dividend yield	0.00%	0.00%

The weighted-average grant-date fair value for profits interests granted during the years ended December 31, 2019 and 2018 was $0.16 and $ 0.22 per unit, respectively. Compensation expense from profits interests for the years ended December 31, 2019 and 2018, was $0.9 million and $0.7 million, respectively. As of December 31, 2019, remaining unrecognized compensation expense related to nonvested profits interests was $3.6 million, which is expected to be recognized over a weighted-average period of 2.2 years.